Subsequent Events	6 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

9. SUBSEQUENT EVENTS

On April 5, 2025, upon stockholder approval, the Company amended its Certificate of Incorporation to increase the Company’s authorized shares of Common Stock to 400,000,000 shares from 100,000,000 shares.

On April 23, 2025, we received a notification letter from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that we were not in compliance with Nasdaq Listing Rule 5550(a)(2) because the minimum bid price of our common stock on the Nasdaq Capital Market closed below $1.00 per share for 30 consecutive business days. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a compliance period of 180 calendar days, or until October 20, 2025, to regain compliance with the Bid Price Rule. If at any time before October 20, 2025 the bid price of our common stock closes at $1.00 per share or more for a minimum of ten consecutive business days, Nasdaq will provide us with written confirmation of compliance with the Bid Price Rule. If we do not regain compliance with the Bid Price Rule by October 20, 2025, Nasdaq will provide notice to us that our common stock is subject to delisting. At that time, we may appeal the determination to a Nasdaq hearings panel. The request for a hearing will stay any suspension or delisting action pending the issuance of the hearing panel’s decision. We are currently evaluating our options for regaining compliance. There can be no assurance that we will be able to regain compliance with the Bid Price Rule, even if we maintain compliance with the other listing requirements.